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                                                                    EXHIBIT 10.8


                             COMMERCIAL OFFICE LEASE

                    CHANDLER CORPORATE CENTER, PHASE II, G.P.
                            1347 N. Alma School Road
                                Chandler, Arizona

PARTIES:

         THIS LEASE is made and entered into this 6th day of September 1993, by and among CHANDLER CORPORATE CENTER PHASE II, G.P., an Arizona General Partnership, as Landlord, AMKOR ELECTRONICS, INC. Tenant.

                              W I T N E S S E T H:

         1. Premises.

            (a) Landlord does hereby lease to Tenant and Tenant hereby hires from Landlord those certain premises (hereinafter called "premises" or "leased premises") outlined in red on the floor plan attached hereto as Exhibit "A" and "B" and by this reference incorporated herein, said premises consisting of 11,200 square feet and 2,309 square feet respectively of space being known as:
1347 N. Alma School Road, Suite 100 and 225, respectively, Chandler, Arizona.

            (b) Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth, and Landlord and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

         2. Purpose. The premises are to be used for conducting related office business and for no other purposes without the written consent of Landlord.

         3. Term. The term of this Lease shall be for a period of Five (5) years, commencing on the 1st day of January, 1994 and ending on the 31st day of December, 1998. If Landlord is able to deliver possession to Tenant on all or part of the said premises early or prior to the above stated commencement date of January 1, 1994, commencement date shall then begin on that earlier date. Commencement of this Lease shall begin upon the earliest date Landlord is able to give possession to Tenant.


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         4. Possession. If the Landlord, for any reason whatsoever, cannot deliver possession of the said premises to Tenant at the commencement of the term hereof, this Lease cannot be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom but in that event all rent shall be abated during the period between the commencement of the said term and the time when Landlord delivers possession. If the failure to deliver possession extends beyond two months from the commencement date of the term hereof, Tenant shall have the option to terminate this Lease without penalty or any obligation.

         5. RENTAL

            (a) Guaranteed Minimum Monthly Rental.

            Tenant shall pay to Landlord during the term of this Lease, beginning on or before January 1, 1994 and including each month thereafter through December 31, 1998 the sum of FOURTEEN THOUSAND SEVENTY ONE DOLLARS AND 87/100 ($14,071.87) per month as Minimum Monthly Rental for the demised premises. Tenant shall pay to Landlord prior to January 1, 1994 the Following
Sum: FORTY TWO THOUSAND TWO HUNDRED FIFTEEN DOLLARS AND 61/100 ($42,215.61) as advance rent payments representing the 1st three months rent payable in advance. Beginning April 1994 and continuing through the expiration of this lease ending December 31, 1998 the following sum: FOURTEEN THOUSAND SEVENTY ONE DOLLARS AND
 .87/100 ($14,071.87) per month, which sum shall be paid in .advance on the first day of each calendar month. If and at which earlier time Landlord is able to deliver possession on all or part of the said premises to Tenant prior to commencement date originally stated in paragraph 3 above of this Lease, then commencement date shall begin at that early time and Tenant shall then begin paying Lease payments to Landlord at that time. The sum of the Lease payments and the sum of the advance Lease payments as stated in this paragraph will stay the same, except if commencement begins prior to that date stated in paragraph 3 payments will begin upon commencement.


            All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, except as provided below and without prior notice or demand. The due date of Guaranteed Minimum Monthly Rental is the first day of each calendar month. If the Guaranteed Monthly Rental is not received by Landlord within ten (10) days of its due date, it is in default. Any Guaranteed Minimum Monthly Rent in default shall be subject to an additional charge of five percent (5%) per month on the unpaid balance thereof as a late charge. In addition to Guaranteed Rent, Tenant agrees to pay any excise, privilege or sales taxes or any tax levied on the rental or the receipt thereof, except Landlord's income tax.


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            (b) Rental Adjustment.

            Effective January 1, 1995 and on January 1st of each year during the term of this lease, the Guaranteed minimum monthly Rental could be increased by no more than 5% to compensate for changes in property taxes and operating costs of the building. Landlord shall provide to Tenant, documentation to substantiate any such increase and shall include a schedule of actual operating costs and property taxes from year to year, with calculation of Tenants proportionate share of any increases in operating costs and property taxes.

            Said rental shall be paid to Landlord and checks made payable to Chandler Corporate Center, in Lawful money of the United States of America at 1351 N. Alma School Rd. Suite 270, Chandler, Arizona 85224, or to such other person or at such other place as Landlord may from time to time designate in writing.

         6. ADDITIONAL EXPENSES. All expenses such as but not limited to management, utilities, janitorial, maintenance of building and grounds, taxes, insurance, etc., will remain the responsibility of the Landlord.

         7. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the premises nor bring or keep anything therein which will cause a cancellation of any insurance policy covering said building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the premises. Tenant shall not commit or suffer to be committed any waste in or upon the premises.

         8. COMPLIANCE WITH LAW. Tenant shall not use the premises or permit anything to be done in or about the premises which will in any way conflict with any law, stature, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the premises, excluding structural changes not related to or affected by Tenant's improvements or acts. Landlord affirms that it has complied with all laws, statutes, ordinances and governmental rules and regulations or requirement with respect to

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the engineering, design and construction of the leased premises and agrees to hold Tenant harmless for and defend Tenant against any damages resulting from defects or negligence in engineering, design or construction of the leased premises. The judgment of any court of competent jurisdiction or the admission of Landlord or Tenant in any action against Landlord or Tenant, whether Landlord or Tenant are opposing parties thereto or not, that Landlord or Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that f act as between Landlord and Tenant.

         9. CONSTRUCTION AND ALTERATIONS.

            (a) Tenant shall not make or suffer to be made any other alterations, additions or improvements to or for the premises or any part thereof without the written consent of Landlord first had and obtained. The use by Tenant of detachable wall partitions or office systems (such as those produced, designed and distributed by manufacturers such as Haworth Office Systems, Knoll International, or Steel Case) shall not be considered an alteration, addition or improvement requiring any consent of the Landlord in spite of the fact that said systems may be attached to the ceiling, floor and permanent wall of the leased premises. Any alterations, additions or improvements to or of said premises, except furniture, trade fixtures, detachable wall partitions and office systems as described above, and security or alarm system control devices shall at once become a part of the realty and belong to Landlord. In the event Landlord consents to the making of any alterations, additions or improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of this Lease, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the premises caused by such removal.

         10. REPAIR AND JANITORIAL SERVICE. By entering into possession of the leased premises, Tenant accepts the premises as being in good condition and repair, damage thereto by fire, earthquake, act of God or the elements and reasonable wear and tear excepted. Landlord agrees to maintain in good working order and repair and operate on a regular and continual basis all fixtures, lighting, fountains and other appurtenances of the office complex of which the leased premises is a part. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the


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premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted.

         11. ABANDONMENT. Tenant shall not vacate or abandon the premises at any time during the term, and if Tenant shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall be deemed to be abandoned.

         12. LIENS. Tenant shall keep the premises and the property in which the premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant.

         13. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, transfer mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord.

         14. INDEMNIFICATION OF LESSOR. Tenant shall hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the premises or any part thereof, and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", stairways, passageways, hallways and parking areas), the use of which Tenant may have in conjunction with other tenants of the building, when such injury or damage is caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees.

         15. INSURANCE.

             (a) The Landlord shall keep the building containing the leased property insured against loss or damage by fire with extended coverage endorsement in an amount sufficient to prevent the Landlord from becoming a coinsurer under the terms of the


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applicable policies but, in any event in an amount not less than eighty (80%)
percent of the full insurable value as determined from time to time. The term "full insurable value" shall mean actual replacement cost (exclusive of the cost of excavation, foundations and footings) without deduction for physical depreciation. Such insurance shall be issued by financially responsible insurers duly authorized to do business in this state.

             (b) Tenant agrees to provide, pay for and maintain public liability and property damage insurance of not less than $1,000,000 with respect to bodily injury or death to any one person and of not less than $1,000,000 in respect to damage to property of others, for the protection of the Landlord and the Tenant against liability that may or might arise from any accident or any injury or death to any person, or damage to property, with Landlord and Tenant as named insureds. Tenant further agrees to furnish Landlord with certificates of insurance or other evidence that such insurance is in effect, which certificate shall contain a clause requiring the insurer to give ten (10) days written notice to Landlord prior to any change or cancellation of the policy or policies providing such coverage.

             (c) So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for, the benefit of the respective party. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

         16. SERVICES AND UTILITIES. Tenant shall pay f or all telephone and other such services for the leased premises as Tenant shall contract for.

         17. PERSONAL PROPERTY TAXES. Tenant agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all equipment, furniture, fixtures, and other personal property located in the premises; except that which may be owned by Landlord.

         18. SUBORDINATION, ATTORNMENT.

             (a) This Lease, at Landlord's option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the leased premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage, Tenant's right to quiet possession of the premises shall not be

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disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of recording thereof.

             (b) In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the demised premises, Tenant shall attorn to the purchaser as the Landlord under this Lease.

             (c) If upon any sale, assignment, or hypothecation of the leased premises or the land thereunder by Landlord, or at any other time, an estoppel certificate shall be requested of Tenant, Tenant agrees to deliver such estoppel certificate (in recordable form) addressed to any such proposed mortgagee or purchaser or to the Landlord certifying the requested information, including among other things the dates of commencement and termination of this Lease, the amounts of security deposits, and that this Lease is in full force and effect (if such be the case) and that there are no differences, offsets or defaults as actually exist. Tenant shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate. Tenant shall in the same manner acknowledge and execute any assignment of rights to received rents as required by any mortgagee of Landlord.

         19. HOLDING OVER. If, with Landlord's consent, Tenant holds possession of the premises after the term of this Lease, without exercising an option to renew pursuant to the terms of Paragraph 3 hereof, Tenant shall become a tenant from month to month upon the terms herein specified but as a monthly rental equivalent to the then prevailing rental paid by Tenant at the expiration of the term of this Lease pursuant to all of the provisions of Paragraphs 5 and 6 hereof, payable in advance on or before or upon the first day of each month, and Tenant shall continue in possession until such tenancy shall be terminated by Landlord, or until Tenant shall have given to Landlord a written notice at least one month prior to the date of termination of such monthly tenancy of his intention to terminate such tenancy.

         20. ENTRY BY LESSOR.

             (a) Landlord understands that the work to-be performed by Tenant on the leased premises is of a highly technical and confidential nature, and, therefore, Landlord agrees to provide Tenant with reasonable notice of Landlord's desire to enter upon the leased premises and shall provide Tenant with an opportunity to


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be present when entry on the premises by Landlord is made f or purposes of inspecting, showing to prospective purchasers or tenants or repairing and maintaining the premises.

             (b) When an emergency situation exists in which material and significant damage to the leased premises may result unless entry is made immediately, Landlord shall have the right to enter the leased premises without any notice to Tenant.

             (c) Landlord may, for purposes of repairing or maintaining the premises, erect scaffolding and other necessary structures which are reasonably required by the character of the work to be performed, always providing the entrance to the premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim f or damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the premises, and any other loss occasioned thereby.

         21. DEFAULT.

             (a) If default shall be made in the payment of the rent or any installment thereof or in the payment of any other lien required to be paid by Tenant under this Lease, or any other agreement between Landlord and Tenant, and such default shall continue for ten (10) days after written notice thereof to Tenant, or if default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and perform hereunder and such default shall continue for thirty (30) days after written notice thereof to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt, or if Tenant be declared insolvent according to law by a court of competent jurisdiction, or if any assignment of Tenant's property shall abandon or vacate the premises during the term of this Lease, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its options may, without notice or demand of any kind to Tenant or any other persons, have any one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

             (b) Upon any default by Tenant Landlord may re-enter the premises and take possession of the same and without terminating this Lease, at any time and f rom time to time relet the premises or any part thereof for the account of Tenant, for such term upon such reasonable conditions and at such rental as Landlord may deem proper. In such event Landlord may receive and collect the rent


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from such reletting and apply it against any amounts due from Tenant hereunder
(including without limitation such expenses as Landlord may have incurred in recovering possession of the premises, placing the same in good order and condition, repairing the same for reletting, and all other expenses, commissions and charges including reasonable and necessary attorneys' fees which Landlord may have paid or incurred in connection with such repossession and reletting). Landlord may execute any lease made pursuant hereto in Landlord's name, and Tenant thereunder shall be under no obligation to see to the application by Landlord of any rent collected by Landlord nor shall Tenant have any right to collect any rent thereunder. Whether or not the premises are relet, Tenant shall pay Landlord, until the end of the term hereof, the amount of all rent and other charges required to be paid the Tenant hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of Landlord's expenses as provided above. Such payments by Tenant shall be due at such times as are provided elsewhere in this Lease, and Landlord need not wait until the termination of this Lease to recover them by legal action or otherwise. Landlord shall not, by any re-entry or other act, be deemed to have terminated this Lease or the liability of Tenant for the total rent hereunder unless Landlord shall give Tenant written notice of Landlord's election to terminate this Lease.

             (c) Upon any default by Tenant Landlord may give written notice to Tenant of Landlord's election to terminate this Lease, re-enter the premises and take possession of the same. in such event Landlord shall thereupon be entitled to recover from Tenant the worth, at the time of such termination of the excess, if any, of the rent and other charges required to be paid by Tenant hereunder for the balance of the term hereof (if this Lease had not been so terminated) over the then reasonable rental value of the premises for the same period.

         22. RECONSTRUCTION.

             (a) In the event the premises or the building of which the premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the proportion of the square footage of the leased premises which is deemed unusable by Tenant bears to the entire leased premises or the extent to which the damage or making of repairs shall interfere with the business carried on by Tenant in the premises.

             (b) In the event the premises or the building of which the premises are a part are damaged as a result of any cause other


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than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than twenty-five percent (25%) of the then full replacement value of the premises or the building of which the premises are a part. In the event the destruction of the premises or of the building is to an extent greater than twenty-five percent (25%) of the then full replacement value, then Landlord shall have the option either: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this paragraph provided; or (2) give notice to Tenant at any time within thirty (30) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) nor more than sixty (60) days after the giving of such notice. In the event of giving of such notice, this Lease shall expire and all interest to the Tenant in the premises shall terminate on the date so specified in such notice and the rent, reduced by any proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the premises, shall be paid up to date of such termination.

             (c) Notwithstanding anything to the contrary contained in this paragraph, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the premises when the damage resulting from any casualty covered under this Paragraph occurs during the last six (6) months of the last one-year option renewal term of this Lease.

             (d) Any repairs required to be made by Landlord to the leased -premises by this Paragraph 22 shall be done in like quality, detail, workmanship and finish as the original constructions.

             23. EMINENT DOMAIN. If all or any part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall not have claim against Landlord for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced. Before Tenant may terminate this Lease by reason of taking or appropriation as above provided, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the premises if any part of the building other than the premises shall be so taken or appropriated, Landlord shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.

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             Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

         24. SALE BY LESSOR. In the event of a sale or conveyance by Landlord of the building containing the premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

         25. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover f or the reasonable fees of its attorneys in such action or proceeding such amount as the Court may adjudge reasonable as attorneys' fees.

         26. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

         27. WAIVER. The waiver by Landlord of any term covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure .of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         28. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States certified or registered mail, postage prepaid, addressed to the Tenant at the premises, or to such other place as the Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States certified or registered mail, postage prepaid addressed to the Landlord at 1351 N. Alma School Rd., Suite 270, Chandler, Arizona 85224 or such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Notice or demand shall be deemed complete upon mailing.

         29. DEFINED TERMS AND MARGINAL HEADINGS. The words"landlord" and "Tenant" as used herein shall include the plural as well as the

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singular. Words used in masculine gender include the feminine and neuter. If there is more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         30. TIME. Time is of the essence of this Lease and each and all of its provisions.

         31. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         32. PARKING. Landlord shall provide Tenant with adequate parking spaces for its employees or agents. Landlord shall provide tenant with f if teen (15) private covered parking spaces.

         33. SIGN. Landlord shall provide signage to tenant. Landlord will likewise at its sole cost maintain said sign. said sign shall be in as prominent and visible a position in relation to Parking Lot as is permitted by city ordinance and/or any other pertinent governmental regulation.

         34. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of TWENTY-EIGHT THOUSAND ONE HUNDRED FORTY THREE DOLLARS AND 74/100, ($28,143.74) (Two months rent). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of the Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or Any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach Of this Lease. Landlord shall be required to keep this security deposit separate from its general funds, but Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the

Lease term, or may be treated by Tenant at its option as the last month's rental of the Lease term.

         35. QUIET ENJOYMENT. Landlord covenants that if and so long as Tenant pays the rents due hereunder and performs the other terms, conditions and covenants of this Lease, Tenant shall quietly enjoy the leased premises subject to the terms of the Lease.

         36. OPTION TO RENEW LEASE AFTER EXPIRATION OF CURRENT LEASE. Landlord agrees to give Tenant an option to renew the Leased premises for an additional five (5) years. The Lease rate at that time shall be at whatever the market rate is at that time.

         37. OPTION TO LEASE ADDITIONAL SPACE. Landlord agrees to give Tenant the First right to Lease all additional space in the building as those current Leases expire.

         38. TENANT IMPROVEMENTS. Landlord agrees to provide at Landlords sole cost approximately six (6) private offices along the far north and east side of Suite #100, which is now an open work area. Landlord also agrees to provide normal Tenant improvements throughout Suite #225 consisting of walls, doors, ceiling, paint, carpet, A/C, heat and electrical.

All Tenant improvements shall be done in a like quality and workmanship fashion equal to what now exists.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

Landlord:                                  Tenant:

CHANDLER CORPORATE CENTER,                 AMKOR ELECTRONICS, INC.
PHASE II G.P.;


By: /s/ Kevin A. Bierl                     By: /s/ John N. Boruch
   ----------------------------               ----------------------------------
   Kevin A. Bierl                             John N. Boruch
   Its:  Managing General Partner             President

                                 FIRST AMENDMENT


         This shall serve as the FIRST AMENDMENT, dated January 5, 1994, to that Lease dated September 6, 1993, by and between CHANDLER CORPORATE CENTER PHASE II, G.P., an Arizona General Partnership, ("Landlord"), and AMKOR ELECTRONICS, INC., ("Tenant") as Tenant located at the certain premises known as 1347 N. Alma School Road, Chandler, Arizona Suite 100 and 225 (the "Leased Premises"), however, the language contained herein shall prevail if in conflict with any previous language.

         Whereas Landlord and Tenant entered into that certain Lease dated September 6, 1993, for the rental of approximately 13,509 rentable square feet of office space (known as Suite 100 located on the first floor of the building containing approximately 11,200 square feet and Suite 225, located on the second floor of the building, containing approximately 2,309 square feet) for a period of five (5) years commencing on the 1st day of January, 1994 and terminating on the 31st day of December, 1998.

         Now, therefore, in consideration of these recitals and the conditions and covenants hereinafter contained, the Landlord and Tenant agree as follows:

         1. Paragraph 3., Titled "TERM" of the aforesaid Lease is hereby modified and the following shall prevail:

            TERM: The term of this Lease shall be for a period of Five (5) years, commencing on the 1st day of December 1993, and ending on the 30th day of November, 1998.

         2. Paragraph 4., Titled "POSSESSION" of the aforesaid Lease is hereby modified and the following shall prevail:

            POSSESSION: Landlord shall deliver possession to Tenant of said premises at time of commencement of this Lease being Decem&--- 1, 1993.

         3. Paragraph 5., Titled ."RENTAL", Subtitled, (a) "GUARANTEED MINIMUM MONTHLY RENTAL" of the aforesaid Lease is hereby modified and the following shall prevail:

            RENTAL

            (a) GUARANTEED MINIMUM MONTHLY RENTAL:

            Tenant shall pay to Landlord during the term of this Lease, beginning on or before March 1, 1994 and including each month thereafter through November 30, 1998 the sum of FOURTEEN THOUSAND SEVENTY ONE DOLLARS AND 87/100 ($14,071.87)per month a minimum monthly rental for the demised premises. Landlord hereby acknowledges receipt from Tenant the sum Of FORTY TWO THOUSAND TWO HUNDRED FIFTEEN DOLLARS AND 611100 ($42,215.61) representing

FIRST AMENDMENT TO LEASE
January 5, 1994
Page Two

the first three (3) months rent payable in advance, beginning December, 1993 and continuing through. February, 1994. Beginning March 1, 1994 and continuing through the expiration of this Lease ending November 30,1998 the following sum:
FOURTEEN THOUSAND SEVENTY ONE DOLLARS AND 87/100 ($14,071.87) per month, which sum shall be paid in advance on the first day of each calendar month.

         4. Paragraph 36., Titled "'OPTION TO RENEW LEASE AFTER EXPIRATION OF CURRENT LEASE," of the aforesaid Lease is hereby modified and the following shall prevail:

            OPTION TO RENEW LEASE AFTER EXPIRATION OF CURRENT LEASE:

            If Tenant is not then in default under any of the terms and provisions of this Lease, Tenant shall have the option to extend the term of this Lease for an additional term of five (5) years, from and after the expiration of the initial term of their Lease, upon giving of written notice of the exercise of such option to Landlord before May 31, 1998 delivered in person, or by Registered Certified Mail.

            Said option shall be on the same terms and conditions as the basic terms of the original Lease with exception that the -monthly rental rate shall be adjusted to the current monthly rental rate at that time of exercise of option.

         5. Paragraph 37., Titled "OPTION TO LEASE ADDITIONAL SPACE" of the aforesaid Lease is hereby modified and the following shall prevail:

            OPTION TO LEASE ADDITIONAL SPACE:

            If Tenant is not in default under any of the terms and provisions of this Lease, Tenant shall have the 1st option to Lease all additional space in the same building (known as the space .currently occupied by Chickasha Cotton Oil and All State Insurance) as those current Leases expire 7/96 and 9/95 respectively. Said option shall be on the same terms and conditions as the basic terms of this Lease with exception the monthly rental rate shall be adjusted to the current monthly rental rate at that time of exercise option. This option to Lease the additional space shall be exercised by given written notice of the exercise of such option to Landlord six (6) months prior to the expiration of existing Leases, delivered in person or by Registered Certified Mail.

FIRST AMENDMENT TO LEASE
January 5, 1994
Page Three

         The Lease and this First Amendment, except as herein modified, are confirmed and ratified in all respects and they shall remain in full force and effect between the parties hereto, their successors and assignors.


LANDLORD:                            CHANDLER CORPORATE CENTER PHASE II,, G. P.,
                                     an Arizona General Partnership.


BY: /s/ KEVIN A. BIERL
   ----------------------------
    Kevin A. Bierl

ITS: Managing General Partner

DATE: 1/5/95
     --------------------------



TENANT: AMKOR ELECTRONICS, INC.


BY: /s/ JOHN N. BORUCH
   ----------------------------
    John N. Boruch

ITS: President

DATE: 1/4/95
     --------------------------

                                SECOND AMENDMENT


         This shall serve as the SECOND AMENDMENT, dated February 24, 1994, to that original Lease dated September 6, 1993, by and between CHANDLER CORPORATE CENTER PHASE II, G.P., an Arizona General Partnership, ("Landlord"), and AMKOR ELECTRONICS, INC., ("Tenant") as Tenant located at the certain premises known as 1347 N. Alma School Road, Chandler, Arizona Suite 100 and 225 (the "Leased Premises") , however, the language contained herein shall prevail if in conflict with any previous language.

         Whereas Landlord and Tenant entered into that certain original Lease dated September 6, 1993, for the rental of approximately 13,509 rentable square feet of office space (known as Suite 100 located on the first floor of the building containing approximately 11,200 square feet and Suite 225, located on the second floor of the building, containing approximately 2,309. square feet) for a period of five (5) years commencing on the 1st day of January, 1994 and terminating on the 31st- day of December, 1998. There was a First Amendment to the Lease dated January 5, 1994 which amended the term to begin on the 1st day of December, 1993 and ending on the 30th day of November, 1998.

         Now, therefore, in consideration of these recitals and the conditions and covenants hereinafter contained, the Landlord and Tenant agree as follows:

         1. Paragraph 5., Titled "RENTAL", Subtitled, (a) "GUARANTEED MINIMUM MONTHLY RENTAL" of the aforesaid Lease is hereby modified and-the following shall prevail:

            RENTAL

            (a) GUARANTEED MINIMUM MONTHLY RENTAL:
            In exchange for Tenant improvements completed and paid for by Tenant, Landlord agrees to give credit to Tenant by reducing the guaranteed minimum monthly rental as follows upon Tenant providing Landlord lien waivers for all work completed:

            Now then, Tenant shall pay to Landlord during the term of this Lease, beginning on or before March 1, 1994 and including each Month thereafter through November 30, 1998 the sun of THIRTEEN THOUSAND FIVE HUNDRED FORTY FIVE DOLLARS AND 56/100 ($13,545.56) per month as minimum monthly rental for the demised premises which sum shall be paid in advance on the 1st day of each calendar month.

SECOND AMENDMENT TO LEASE
February 24, 1994
Page Two

The original Lease the First Amendment, and this Second Amendment except as herein modified, are confirmed and ratified in all respects and they shall remain in full Force and effect between the parties hereto, their successors and assignors.



LANDLORD:                            CHANDLER CORPORATE CENTER PHASE II,, G. P.,
                                     an Arizona General Partnership.


BY: /s/ KEVIN A. BIERL
   ----------------------------
    Kevin A. Bierl

ITS: Managing General Partner

DATE: 2/21/94
     --------------------------



TENANT: AMKOR ELECTRONICS, INC.


BY: /s/ JOHN N. BORUCH
   ----------------------------
    John N. Boruch

ITS: President

DATE: 2/24/94
     --------------------------